Exhibit 99.l   NEWS RELEASE

As previously announced, TDS will hold a teleconference July 31, 2015 at 9:30 a.m. CDT. Interested parties may listen to the call live via the Events & Presentations page of investors.tdsinc.com.

 FOR IMMEDIATE RELEASE

 TDS reports second quarter 2015 results

U.S. Cellular updates guidance; raises profitability forecast

CHICAGO, (July 31, 2015) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,276.4 million for the second quarter of 2015, versus $1,236.4 million for the comparable period one year ago. Net income attributable to TDS shareholders and related diluted earnings per share were $23.0 million and $0.21, respectively, for the second quarter of 2015, compared to $(22.1) million and $(0.20), respectively, in the comparable period one year ago.

“Both of our businesses continued to make good progress on their strategic objectives,” said LeRoy T. Carlson, Jr., TDS president and CEO. “U.S. Cellular added postpaid customers and improved customer loyalty. TDS Telecom achieved growth in IPTV customers and continued to move forward with cable, broadband, and hosted and managed services strategies.

“U.S. Cellular maintained momentum in its turnaround in customer growth while generating a significant increase in profitability.  We are further enhancing our high quality network this year, bringing 4G LTE speeds to 98 percent of U.S. Cellular customers.  U.S. Cellular is leveraging this investment to drive growth in smartphone penetration, connected devices, and data usage.

“TDS Telecom achieved success in the recent quarter, adding IPTV customers and increasing residential revenue per customer. Our cable segment continues to focus on increasing residential and commercial broadband penetration. We are continuing to seek and evaluate potential cable acquisitions. We believe our  IT services business, OneNeck IT Solutions, has strong growth potential as more businesses and other organizations seek to outsource more of their IT needs.”

2015 Estimated Results

Estimates of full-year 2015 results for U.S. Cellular, TDS Telecom, and TDS are shown below.  Such estimates represent management’s view as of July 31, 2015.  Such forward-looking statements should not be assumed to be current as of any future date.  TDS undertakes no duty to update such information, whether as a result of new information, future events, or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

2015 Estimated Results
	U.S. Cellular			TDS Telecom			TDS(2)
	Current		Previous	Current		Previous	Current		Previous
(Dollars in millions)
Total operating revenues	$4,000-$4,100		$4,000-$4,200	$1,130-$1,180		Unchanged	$5,145-$5,295		$5,145-$5,395
Operating cash flow (1)	$440-$540		$400-$500	$280-$310		Unchanged	$725-$855		$685-$815
Adjusted EBITDA (1)	$600-$700		$580-$680	$280-$310		Unchanged	$890-$1,020		$870-$1,000
Capital expenditures	Approx. $	600	Unchanged	Approx. $	220	Unchanged	Approx. $	830	Unchanged

  Operating cash flow is defined as net income, adjusted for the items set forth in the reconciliation below.  Adjusted EBITDA is defined as net income, adjusted for the items set forth in the reconciliation below.  Operating cash flow and Adjusted EBITDA exclude these items in order to show operating results on a more comparable basis from period to period. From time to time, TDS may exclude other items from Operating cash flow and/or Adjusted EBITDA if such items help reflect operating results on a more comparable basis. TDS does not intend to imply that any such items that are excluded are non-recurring, infrequent or unusual; such items may occur in the future.  Operating cash flow and Adjusted EBITDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”) and should not be considered as alternatives to net income as indicators of the company’s operating performance or as alternatives to cash flows from operating activities, determined in accordance with GAAP, as indicators of cash flows or as measures of liquidity. TDS believes Operating cash flow and Adjusted EBITDA are useful measures of TDS’ operating results before significant recurring non-cash charges, gains and losses, and other items as indicated below. The following tables provide a reconciliation to Operating cash flow and Adjusted EBITDA for 2015 estimated results, and actual results for the six months ended June 30, 2015 and year ended December 31, 2014:

	2015 Estimated Results (3)
	U.S. Cellular	TDS Telecom	TDS(2)
(Dollars in millions)
Net income (loss) (GAAP)	N/A	N/A	N/A
Add back:
Income tax expense (benefit)	N/A	N/A	N/A
Income (loss) before income taxes (GAAP)	$165-265	$45-75	$170-300
Add back:
Interest expense	80	–	140
Depreciation, amortization and accretion expense	600	235	845
EBITDA	$845-945	$280-310	$1,155-1,285
Add back:
(Gain) loss on sale of business and other exit costs, net	(115)	–	(135)
(Gain) loss on license sales and exchanges, net	(145)	–	(145)
(Gain) loss on asset disposals, net	15	–	15
Adjusted EBITDA	$600-700	$280-310	$890-1,020
Deduct:
Equity in earnings of unconsolidated entities	(125)	–	(125)
Interest and dividend income	(35)	–	(40)
Operating cash flow (4)	$440-540	$280-310	$725-855

	Actual Results
	Six Months Ended June 30, 2015			Year ended December 31, 2014
	U.S. Cellular	TDS Telecom	TDS (2)	U.S. Cellular	TDS Telecom	TDS (2)
(Dollars in millions)
Net income (loss) (GAAP)	$185	$29	$202	$(47)	$(24)	$(147)
Add back:
Income tax expense (benefit)	121	19	133	(12)	18	(5)
Income (loss) before income taxes (GAAP)	$306	$48	$335	$(59)	$(7)	$(153)
Add back:
Interest expense	40	–	68	57	(1)	111
Depreciation, amortization and accretion expense	298	114	418	606	220	837
EBITDA	$643	$162	$821	$605	$212	$796
Add back:
Loss on impairment of assets	–	–	–	–	84	88
(Gain) loss on sale of business and other exit costs, net	(113)	(3)	(129)	(33)	(2)	(16)
(Gain) loss on license sales and exchanges, net	(123)	–	(123)	(113)	–	(113)
(Gain) loss on asset disposals, net	10	–	10	21	5	27
Adjusted EBITDA	$417	$159	$579	$480	$298	$781
Deduct:
Equity in earnings of unconsolidated entities	(70)	–	(70)	(130)	–	(132)
Interest and dividend income	(17)	(1)	(19)	(12)	(2)	(17)
Operating cash flow (4)	$330	$158	$490	$338	$296	$632

Note: Totals may not foot due to rounding differences.

  The TDS column includes U.S. Cellular, TDS Telecom and also the impacts of consolidating eliminations, corporate operations and non-reportable segments, all of which are not presented above.
  In providing 2015 Estimated Results, TDS has not completed the above reconciliation to net income because it does not provide guidance for income taxes. TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, the company is unable to provide such guidance.
  A reconciliation of Operating cash flow (Non-GAAP) to operating income (GAAP) for June 30, 2015 actual results can be found on the company's website at investors.tdsinc.com.

Stock Repurchase Summary

TDS began repurchasing stock under its $250 million repurchase authorization on Aug. 5, 2013.   The following represents repurchases of TDS Common Shares.

Repurchase Period	# Shares	Cost (in millions)
2015 (year to date)	–	$–
2014 (full year)	1,541,850	$39.1
Total	1,541,850	$39.1

Conference Call Information

TDS will hold a conference call on July 31, 2015 at 9:30 a.m. Central Time.

   Access the live call on the Events & Presentations page of investors.tdsinc.com or at https://www.webcaster4.com/Webcast/Page/1145/9684.
  Access the call by phone at 877/407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.

About TDS

Telephone and Data Systems, Inc. (TDS), a Fortune 1000TM company, provides wireless; cable and wireline broadband, TV and voice; and hosted and managed services to approximately 6.0 million customers nationwide through its businesses, U.S. Cellular, TDS Telecom, OneNeck IT Solutions, and BendBroadband. Founded in 1969 and headquartered in Chicago, TDS employed 10,600 people as of June 30, 2015.

Visit www.tdsinc.com  for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.

Contacts

Jane McCahon, Vice President, Corporate Relations and Corporate Secretary

312- 592-5379

jane.mccahon@tdsinc.com

Julie Mathews, Investor Relations Director

312- 592-5341

 julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: impacts of any pending acquisitions/divestures/exchanges of properties and/or licenses,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the overall economy; competition; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets;  pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by TDS to furnish this press release to the Securities and Exchange Commission (“SEC”), which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit:

TDS: www.tdsinc.com

U.S. Cellular: www.uscellular.com

TDS Telecom: www.tdstelecom.com

OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Summary Operating Data (Unaudited)

As of or for the Quarter Ended	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Retail Customers
Postpaid
Total at end of period	4,324,000	4,307,000	4,298,000	4,200,000	4,148,000
Gross additions	191,000	200,000	302,000	251,000	190,000
Net additions (losses)	17,000	9,000	98,000	52,000	(26,000)
ARPU (1)	$53.62	$54.87	$56.51	$56.37	$56.82
ARPA (2)	$133.85	$134.94	$136.13	$132.99	$131.95
Churn rate (3)	1.3%	1.5%	1.6%	1.6%	1.7%
Smartphone penetration (4)	69.1%	66.9%	64.8%	61.7%	58.4%
Prepaid
Total at end of period	368,000	360,000	348,000	350,000	352,000
Gross additions	65,000	73,000	60,000	64,000	65,000
Net additions (losses)	8,000	12,000	(2,000)	(2,000)	(4,000)
ARPU (1)	$35.98	$35.72	$35.33	$34.40	$34.02
Churn rate (3)	5.2%	5.8%	5.9%	6.3%	6.5%
Total customers at end of period	4,779,000	4,775,000	4,760,000	4,674,000	4,653,000
Billed ARPU (1)	$51.29	$52.29	$53.63	$53.24	$53.36
Service revenue ARPU (1)	$57.55	$58.01	$60.10	$60.92	$60.32
Smartphones sold as a percent of total handsets sold	86.7%	85.7%	86.5%	80.8%	79.0%
Total population
Consolidated markets (5)	45,737,000	45,737,000	50,906,000	54,817,000	54,817,000
Consolidated operating markets (5)	31,814,000	31,814,000	31,729,000	31,729,000	31,729,000
Market penetration at end of period
Consolidated markets (6)	10.4%	10.4%	9.4%	8.5%	8.5%
Consolidated operating markets (6)	15.0%	15.0%	15.0%	14.7%	14.7%
Capital expenditures (000s)	$133,666	$66,460	$181,655	$142,452	$143,927
Total cell sites in service	6,223	6,219	6,220	6,209	6,183
Owned towers (7)	3,940	3,936	4,280	4,487	4,457

(1)

Average Revenue Per User (“ARPU”) metrics are calculated by dividing a revenue base by an average number of customers by the number of months in the period.  These revenue bases and customer populations are shown below:

a.	Postpaid ARPU consists of total postpaid service revenues and postpaid customers.
b.	Prepaid ARPU consists of total prepaid service revenues and prepaid customers.
c.	Billed ARPU consists of total postpaid, prepaid and reseller service revenues and postpaid, prepaid and reseller customers.
d.	Service revenue ARPU consists of total postpaid, prepaid and reseller service revenues, inbound roaming and other service revenues and postpaid, prepaid and reseller customers.
(2)	Average Revenue Per Account (“ARPA”) metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts by the number of months in the period.
(3)

Churn metrics represent the percentage of the postpaid or prepaid customers that disconnect service each month. These metrics represent the average monthly postpaid or prepaid churn rate for each respective period.

(4)

Smartphones represent wireless devices which run on an Android, Apple, BlackBerry or Windows Mobile operating system, excluding connected devices. Smartphone penetration is calculated by dividing postpaid smartphone customers by total postpaid handset customers.

(5)

The decrease in the population of Consolidated markets is due primarily to the license exchange transactions of certain non-operating licenses in North Carolina in December 2014 and Illinois and Indiana in March 2015. Total Population is used only to calculate market penetration of consolidated markets and consolidated operating markets, respectively.  See footnote (6) below.

(6)

Market penetration is calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.  The increase in consolidated markets penetration is due primarily to a lower denominator as a result of the license divestitures described in footnote (5) above.

(7)	During the quarters ended March 31, 2015 and December 31, 2014, sold 359 and 236 towers, respectively, in divested markets.

TDS Telecom
Summary Operating Data (Unaudited)

Quarter Ended		6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
TDS Telecom
Wireline
	Residential connections
	Voice (1)	329,000	333,400	335,900	340,300	346,100
	Broadband (2)	231,200	229,400	229,200	231,600	232,700
	IPTV (3)	27,900	25,600	23,400	20,700	18,200
	Wireline residential connections	588,100	588,400	588,500	592,600	597,000

	Total residential revenue per connection (4)	$42.10	$42.32	$41.56	$41.47	$41.05

	Commercial connections
	Voice (1)	181,800	187,500	193,200	199,300	206,200
	Broadband (2)	23,700	24,300	24,700	25,300	26,000
	managedIP (5)	145,100	143,200	140,200	137,700	133,300
	Wireline commercial connections	350,600	355,000	358,100	362,300	365,500

	Total Wireline connections	938,700	943,400	946,600	954,900	962,500

Cable
	Cable Connections
	Video (6)	109,100	109,700	110,400	109,100	69,700
	Broadband (7)	112,300	112,200	110,900	106,400	63,200
	Voice (7)	51,500	49,100	46,000	41,800	17,800
	Cable connections	272,900	271,000	267,300	257,300	150,700

(1)	The individual circuit connecting customers to TDS Telecom’s central office facilities.
(2)	The number of customers provided high-capacity data circuits via various technologies, including DSL and dedicated internet circuit technologies.
(3)	The number of customers provided video services using IP networking technology.
(4)	Total residential revenue per connection is calculated by dividing the average residential revenue for the period by the average number of residential connections for the period.
(5)	The number of telephone handsets, data lines and IP trunks providing communications using IP networking technology.
(6)

Generally, a home or business receiving video programming counts as one video connection. In counting bulk residential or commercial connections, such as an apartment building or hotel, connections are counted based on the number of units/rooms within the building receiving service.

(7)	Broadband and voice connections reflect billable number of lines into a building for high speed data and voice services, respectively.

TDS Telecom
Capital Expenditures (000s)

Quarter Ended	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014
Wireline	$31,700	$20,400	$51,400	$34,200	$27,400
Cable	11,900	11,600	14,600	7,600	7,200
HMS	9,400	4,900	13,400	9,800	10,600
	$53,000	$36,900	$79,400	$51,600	$45,200

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
Three Months Ended June 30,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Change
	2015	2014	Amount	Percent
Operating revenues
U.S. Cellular	$975,667	$957,773	$17,894	2%
TDS Telecom	294,813	270,850	23,963	9%
All Other (1)	5,915	7,769	(1,854)	(24)%
	1,276,395	1,236,392	40,003	3%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	812,918	863,361	(50,443)	(6)%
Depreciation, amortization and accretion	150,581	148,337	2,244	2%
(Gain) loss on asset disposals, net	5,399	6,893	(1,494)	(22)%
(Gain) loss on sale of business and other exit costs, net	(1,705)	(10,511)	8,806	84%
(Gain) loss on license sales and exchanges, net	(25)	–	(25)	N/M
	967,168	1,008,080	(40,912)	(4)%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	216,160	197,427	18,733	9%
Depreciation, amortization and accretion	56,636	53,175	3,461	7%
(Gain) loss on asset disposals, net	(631)	983	(1,614)	>(100)%
(Gain) loss on sale of business and other exit costs, net	(3,054)	–	(3,054)	N/M
	269,111	251,585	17,526	7%
All Other (1)
Expenses excluding depreciation and amortization	4,954	9,613	(4,659)	(48)%
Depreciation and amortization	3,887	3,055	832	27%
(Gain) loss on asset disposals, net	(16)	27	(43)	>(100)%
(Gain) loss on sale of business and other exit costs, net (2)	(830)	13,122	(13,952)	>(100)%
	7,995	25,817	(17,822)	(69)%

Total operating expenses	1,244,274	1,285,482	(41,208)	(3)%
Operating income (loss)
U.S. Cellular	8,499	(50,307)	58,806	>100%
TDS Telecom	25,702	19,265	6,437	33%
All Other (1)	(2,080)	(18,048)	15,968	88%
	32,121	(49,090)	81,211	>100%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	35,412	34,790	622	2%
Interest and dividend income	10,117	2,751	7,366	>100%
Interest expense	(33,919)	(27,898)	(6,021)	(22)%
Other, net	202	50	152	>100%
Total investment and other income	11,812	9,693	2,119	22%
Income (loss) before income taxes	43,933	(39,397)	83,330	>100%
Income tax expense (benefit)	17,433	(13,671)	31,104	>100%
Net income (loss)	26,500	(25,726)	52,226	>100%
Less: Net income (loss) attributable to noncontrolling interests, net of tax	3,454	(3,688)	7,142	>100%
Net income (loss) attributable to TDS shareholders	23,046	(22,038)	45,084	>100%
TDS Preferred dividend requirement	(12)	(12)	–	-
Net income (loss) available to common shareholders	$23,034	$(22,050)	$45,084	>100%

Basic weighted average shares outstanding	108,484	108,719	(235)	-
Basic earnings per share attributable to TDS shareholders	$0.21	$(0.20)	$0.42	>100%

Diluted weighted average shares outstanding	109,785	108,719	1,066	1%
Diluted earnings per share attributable to TDS shareholders	$0.21	$(0.20)	$0.41	>100%

(1)	Consists of TDS corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.
(2)	Due to Airadigm Transaction, TDS recognized expenses of $13.1 million related to exit and disposal activities in 2014.
N/M – Percentage change not meaningful

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
Six Months Ended June 30,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Change
	2015	2014	Amount	Percent
Operating revenues
U.S. Cellular	$1,940,912	$1,883,584	$57,328	3%
TDS Telecom	574,798	533,266	41,532	8%
All Other (1)	12,278	15,504	(3,226)	(21)%
	2,527,988	2,432,354	95,634	4%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	1,610,864	1,710,006	(99,142)	(6)%
Depreciation, amortization and accretion	297,666	316,090	(18,424)	(6)%
(Gain) loss on asset disposals, net	9,650	8,827	823	9%
(Gain) loss on sale of business and other exit costs, net	(113,182)	(17,411)	(95,771)	>(100)%
(Gain) loss on license sales and exchanges, net	(122,898)	(91,446)	(31,452)	(34)%
	1,682,100	1,926,066	(243,966)	(13)%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	416,620	387,730	28,890	7%
Depreciation, amortization and accretion	113,799	106,950	6,849	6%
(Gain) loss on asset disposals, net	499	1,327	(828)	(62)%
(Gain) loss on sale of business and other exit costs, net	(3,054)	–	(3,054)
	527,864	496,007	31,857	6%
All Other (1)
Expenses excluding depreciation and amortization	10,216	18,939	(8,723)	(46)%
Depreciation and amortization	6,214	6,446	(232)	(4)%
(Gain) loss on asset disposals, net	(20)	179	(199)	>(100)%
(Gain) loss on sale of business and other exit costs, net (2)	(13,136)	13,122	(26,258)	>(100)%
	3,274	38,686	(35,412)	(92)%

Total operating expenses	2,213,238	2,460,759	(247,521)	(10)%
Operating income (loss)
U.S. Cellular	258,812	(42,482)	301,294	>100%
TDS Telecom	46,934	37,259	9,675	26%
All Other (1)	9,004	(23,182)	32,186	>100%
	314,750	(28,405)	343,155	>100%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	70,053	72,117	(2,064)	(3)%
Interest and dividend income	18,502	5,237	13,265	>100%
Interest expense	(67,749)	(56,605)	(11,144)	(20)%
Other, net	198	210	(12)	(6)%
Total investment and other income	21,004	20,959	45	-
Income (loss) before income taxes	335,754	(7,446)	343,200	>100%
Income tax expense (benefit)	133,453	(2,014)	135,467	>100%
Net income (loss)	202,301	(5,432)	207,733	>100%
Less: Net income (loss) attributable to noncontrolling interests, net of tax	33,515	(1,648)	35,163	>100%
Net income (loss)attributable to TDS shareholders	168,786	(3,784)	172,570	>100%
TDS Preferred dividend requirement	(25)	(25)	–	-
Net income (loss) available to common shareholders	$168,761	$(3,809)	$172,570	>100%

Basic weighted average shares outstanding	108,327	108,853	(526)	-
Basic earnings per share attributable to TDS shareholders	$1.56	$(0.04)	$1.60	>100%

Diluted weighted average shares outstanding	109,380	108,853	527	-
Diluted earnings per share attributable to TDS shareholders	$1.53	$(0.04)	$1.57	>100%

(1)	Consists of TDS corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.
(2)

Compared to U.S. Cellular, TDS recognized an incremental gain of $11.9 million on the tower sale as a result of a lower basis in the assets disposed in 2015.  Due to the Airadigm Transaction, TDS recognized expenses of $13.1 million related to exit and disposal activities in 2014.

N/M – Percentage change not meaningful

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

ASSETS

	June 30,	December 31,
	2015	2014
Current assets
Cash and cash equivalents	$631,549	$471,901
Accounts receivable from customers and others	703,892	683,681
Inventory, net	146,686	273,707
Net deferred income tax asset	92,881	107,686
Prepaid expenses	102,975	86,506
Income taxes receivable	426	113,708
Other current assets	30,480	29,766
	1,708,889	1,766,955

Assets held for sale	22,203	103,343

Investments
Licenses	1,837,792	1,453,574
Goodwill	771,119	771,352
Franchise rights	244,300	244,300
Other intangible assets, net	55,123	64,499
Investments in unconsolidated entities	364,205	321,729
Other investments	465	508
	3,273,004	2,855,962

Property, plant and equipment, net
U.S. Cellular	2,625,815	2,728,217
TDS Telecom	1,078,653	1,093,671
Other	21,987	24,237
	3,726,455	3,846,125

Other assets and deferred charges	255,761	334,554

Total assets	$8,986,312	$8,906,939

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

LIABILITIES AND EQUITY

	June 30,	December 31,
	2015	2014
Current liabilities
Current portion of long-term debt	$747	$808
Accounts payable	345,747	387,125
Customer deposits and deferred revenues	317,759	324,318
Accrued interest	8,276	7,919
Accrued taxes	121,144	46,734
Accrued compensation	92,994	114,549
Other current liabilities	134,516	181,803
	1,021,183	1,063,256

Liabilities held for sale	–	21,643

Deferred liabilities and credits
Net deferred income tax liability	885,462	941,519
Other deferred liabilities and credits	436,810	430,774

Long-term debt	1,993,429	1,993,586

Noncontrolling interests with redemption features	1,178	1,150

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $.01	1,327	1,327
Capital in excess of par value	2,342,587	2,336,511
Treasury shares, at cost	(735,218)	(748,199)
Accumulated other comprehensive loss	5,130	6,452
Retained earnings	2,468,070	2,330,187
Total TDS shareholders' equity	4,081,896	3,926,278

Preferred shares	824	824
Noncontrolling interests	565,530	527,909

Total equity	4,648,250	4,455,011

Total liabilities and equity	$8,986,312	$8,906,939

Balance Sheet Highlights
June 30, 2015
(Unaudited, dollars in thousands)

	U.S.	TDS	TDS Corporate	Intercompany	TDS
	Cellular	Telecom	& Other	Eliminations	Consolidated
Cash and cash equivalents	$362,282	$62,234	$207,033	$–	$631,549
Affiliated cash investments	–	405,855	–	(405,855)	–
	$362,282	$468,089	$207,033	$(405,855)	$631,549

Licenses, goodwill and other intangible assets	$2,197,252	$849,195	$(138,113)	$–	$2,908,334
Investment in unconsolidated entities	325,857	3,804	39,575	(5,031)	364,205
Long-term and other investments	–	463	2	–	465
	$2,523,109	$853,462	$(98,536)	$(5,031)	$3,273,004

Property, plant and equipment, net	$2,625,815	$1,078,653	$22,156	$(169)	$3,726,455

Long-term debt:
Current portion	$57	$25	$665	$–	$747
Non-current portion	1,151,999	1,401	840,029	–	1,993,429
	$1,152,056	$1,426	$840,694	$–	$1,994,176

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
Six Months Ended June 30,
(Unaudited, dollars in thousands)
	2015	2014
Cash flows from operating activities
Net income (loss)	$202,301	$(5,432)
Add (deduct) adjustments to reconcile net income to cash flows from operating activities
Depreciation, amortization and accretion	417,679	429,486
Bad debts expense	54,599	52,098
Stock-based compensation expense	17,949	15,488
Deferred income taxes, net	(40,640)	(33,346)
Equity in earnings of unconsolidated entities	(70,053)	(72,117)
Distributions from unconsolidated entities	27,226	65,569
(Gain) loss on asset disposals, net	10,129	10,333
(Gain) loss on sale of business and other exit costs, net	(129,372)	(4,289)
(Gain) loss on license sales and exchanges, net	(122,898)	(91,446)
Noncash interest expense	1,363	1,014
Other operating activities	(387)	3
Changes in assets and liabilities from operations
Accounts receivable	(17,935)	67,136
Equipment installment plans receivable	(65,124)	(47,971)
Inventory	127,021	38,674
Accounts payable	29,589	(43,132)
Customer deposits and deferred revenues	(7,005)	13,139
Accrued taxes	191,508	1,049
Accrued interest	361	22
Other assets and liabilities	(87,880)	(80,636)
	538,431	315,642

Cash flows from investing activities
Cash used for additions to property, plant and equipment	(359,513)	(339,907)
Cash paid for acquisitions and licenses	(280,710)	(18,681)
Cash received from divestitures and exchanges	291,888	125,905
Cash received for investments	–	10,000
Other investing activities	2,328	3,720
	(346,007)	(218,963)

Cash flows from financing activities
Repayment of long-term debt	(434)	(589)
TDS Common Shares reissued for benefit plans, net of tax payments	9,831	401
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	(1,570)	830
Repurchase of TDS Common Shares	–	(20,090)
Repurchase of U.S. Cellular Common Shares	(2,302)	(8,298)
Dividends paid to TDS shareholders	(30,530)	(29,107)
Payment of debt issuance costs	(3,080)	–
Distributions to noncontrolling interests	(5,872)	(482)
Other financing activities	1,181	5,502
	(32,776)	(51,833)

Net increase in cash and cash equivalents	159,648	44,846

Cash and cash equivalents
Beginning of period	471,901	830,014
End of period	$631,549	$874,860

TDS Telecom Highlights
Three Months Ended June 30,
(Unaudited, dollars in thousands)

			Change
	2015	2014	Amount	Percent
Wireline
Operating revenues
Residential	$74,277	$73,360	$917	1%
Commercial	55,395	57,472	(2,077)	(4)%
Wholesale	45,741	49,465	(3,724)	(8)%
Total service revenues	175,413	180,297	(4,884)	(3)%
Equipment sales	557	431	126	29%
	175,970	180,728	(4,758)	(3)%
Operating expenses
Cost of services	62,604	64,305	(1,701)	(3)%
Cost of equipment sold	597	481	116	24%
Selling, general and administrative expenses	49,200	47,708	1,492	3%
Depreciation, amortization and accretion	41,203	41,827	(624)	(1)%
(Gain) loss on asset disposals, net	1,010	514	496	96%
(Gain) loss on sale of business and other exit costs, net	(3,054)	–	(3,054)	N/M
	151,560	154,835	(3,275)	(2)%

Operating income	$24,410	$25,893	$(1,483)	(6)%

Cable
Operating revenues
Residential	$34,913	$18,222	$16,691	92%
Commercial	9,632	4,262	5,370	>100%
Total service revenues	44,545	22,484	22,061	98%
Equipment sales	70	–	70	N/M
	44,615	22,484	22,131	98%
Operating expenses
Cost of services	19,849	11,394	8,455	74%
Cost of equipment	15	–	15	N/M
Selling, general and administrative expenses	13,764	6,285	7,479	>100%
Depreciation, amortization and accretion	8,860	4,557	4,303	94%
(Gain) loss on asset disposals, net	(1,668)	425	(2,093)	>(100)%
	40,820	22,661	18,159	80%

Operating income (loss)	$3,795	$(177)	$3,972	>100%

HMS
Operating revenues
Service revenues	$29,467	$27,575	$1,892	7%
Equipment sales	46,119	40,361	5,758	14%
	75,586	67,936	7,650	11%
Operating expenses
Cost of services	21,954	21,301	653	3%
Cost of equipment sold	38,566	33,875	4,691	14%
Selling, general and administrative expenses	10,969	12,376	(1,407)	(11)%
Depreciation, amortization and accretion	6,573	6,791	(218)	(3)%
(Gain) loss on asset disposals, net	27	44	(17)	(39)%
	78,089	74,387	3,702	5%

Operating (loss)	$(2,503)	$(6,451)	$3,948	61%

Intercompany revenues	$(1,358)	$(298)	$(1,060)	>(100)%
Intercompany expenses	(1,358)	(298)	(1,060)	>(100)%

Total TDS Telecom operating income (loss)	$25,702	$19,265	$6,437	33%

TDS Telecom Highlights
Six Months Ended June 30,
(Unaudited, dollars in thousands)

			Change
	2015	2014	Amount	Percent
Wireline
Operating revenues
Residential	$148,962	$145,865	$3,097	2%
Commercial	111,158	115,452	(4,294)	(4)%
Wholesale	90,984	95,913	(4,929)	(5)%
Total service revenues	351,104	357,230	(6,126)	(2)%
Equipment sales	1,001	984	17	2%
	352,105	358,214	(6,109)	(2)%
Operating expenses
Cost of services	125,031	128,705	(3,674)	(3)%
Cost of equipment sold	1,160	964	196	20%
Selling, general and administrative expenses	94,869	94,228	641	1%
Depreciation, amortization and accretion	83,212	84,563	(1,351)	(2)%
(Gain) loss on asset disposals, net	1,528	759	769	>100%
(Gain) loss on sale of business and other exit costs, net	(3,054)	–	(3,054)	N/M
	302,746	309,219	(6,473)	(2)%

Operating income	$49,359	$48,995	$364	1%

Cable
Operating revenues
Residential	$69,959	$36,475	$33,484	92%
Commercial	18,067	8,512	9,555	>100%
Total service revenues	88,026	44,987	43,039	96%
Equipment sales	158	–	158	N/M
	88,184	44,987	43,197	96%
Operating expenses
Cost of services	39,797	22,349	17,448	78%
Cost of equipment sold	75	–	75	N/M
Selling, general and administrative expenses	26,389	12,663	13,726	>100%
Depreciation, amortization and accretion	17,579	8,918	8,661	97%
(Gain) loss on asset disposals, net	(986)	490	(1,476)	>(100)%
	82,854	44,420	38,434	87%

Operating income	$5,330	$567	$4,763	>100%

HMS
Operating revenues
Service revenues	$57,883	$54,951	$2,932	5%
Equipment sales	78,664	76,093	2,571	3%
	136,547	131,044	5,503	4%
Operating expenses
Cost of services	41,982	38,247	3,735	10%
Cost of equipment sold	65,696	64,342	1,354	2%
Selling, general and administrative expenses	23,659	27,211	(3,552)	(13)%
Depreciation, amortization and accretion	13,008	13,469	(461)	(3)%
(Gain) loss on asset disposals, net	(43)	78	(121)	>(100)%
	144,302	143,347	955	1%

Operating (loss)	$(7,755)	$(12,303)	$4,548	37%

Intercompany revenues	$(2,038)	$(979)	$(1,059)	>(100)%
Intercompany expenses	(2,038)	(979)	(1,059)	>(100)%

Total TDS Telecom operating income	$46,934	$37,259	$9,675	26%

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations
(Unaudited, dollars in thousands)

	TDS Consolidated

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014

Cash flows from operating activities	$183,125	$210,705	$538,431	$315,642
Add: Sprint Cost Reimbursement	7,462	22,862	23,174	34,116
Less: Cash used for additions to property, plant and
equipment	193,052	189,017	359,513	339,907
Adjusted free cash flow (1)	$(2,465)	$44,550	$202,092	$9,851

(1)

Adjusted free cash flow is defined as Cash flows from operating activities (which includes cash outflows related to the Sprint decommissioning), as adjusted for cash proceeds from the Sprint Cost Reimbursement (which are included in Cash flows from investing activities in the Consolidated Statement of Cash Flows), less Cash used for additions to property, plant and equipment. Adjusted free cash flow is a non-GAAP financial measure which TDS believes may be useful to investors and other users of its financial information in evaluating the amount of cash generated by business operations (including cash proceeds from the Sprint Cost Reimbursement), after Cash used for additions to property, plant and equipment.